UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

  February 9, 2024
Date of Report (date of earliest event reported)

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OpGen, Inc.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

9717 Key West Ave, Suite 100
Rockville, MD 20850
(Address of principal executive offices)(Zip code)

(240) 813-1260
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OPGN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, OpGen, Inc. (the “Company”) requested a hearing by the Nasdaq Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) to appeal the Nasdaq listing staff’s (the “Staff”) determination to delist the Company’s securities as a result of the failure of the Company’s common stock to comply with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). In response to the Company’s request, on February 9, 2024, the Company received written notification (the “Notice”) from Nasdaq notifying the Company that the Panel had granted the Company’s request for an additional period, during which the Company will remain listed on Nasdaq, to regain compliance with the Bid Price Rule. Pursuant to the Notice, the Panel granted the Company an additional period until June 3, 2024 to regain compliance. The extension is subject to certain conditions specified by the Panel in the Notice. While the Company intends to comply with such conditions, there can be no assurance that the Company will be able to regain or remain in compliance with the applicable Nasdaq listing requirements on an ongoing basis or that the Panel will afford the Company additional time to achieve compliance.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are intended to qualify for the safe harbor from liability established thereunder. Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control, and which may cause results to differ materially from expectations, including the risk that the Company’s intention to regain compliance with the Nasdaq Bid Price Rule will not be achieved. In addition, for a further discussion of factors that could materially affect the outcome of the Company’s forward-looking statements and its future results and financial condition, see "Risk Factors" in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 13, 2024	OpGen, Inc.

	By:	/s/ Oliver Schacht
		Name:	Oliver Schacht, Ph.D.
		Title:	Chief Executive Officer